EXHIBIT 10.39
                               FIRST AMENDMENT TO
               AMENDED AND RESTATED STAY PUT BONUS AND EMPLOYMENT
                                   AGREEMENT

         This First Amendment (this "Amendment") to the Amended and Restated Stay Put Bonus and Employment Agreement dated as of February 6, 2003 (the "Employment Agreement') is entered into as of February 6, 2004 (the "Amendment Date"), by and between Chadmoore Wireless Group, a dissolved Colorado corporation (the "Company") and Stephen Radusch (the "Employee").

                                    RECITALS

         WHEREAS, the Company employs Employee pursuant to the Employment Agreement;

         WHEREAS, circumstances have changed since the execution of the Employment Agreement such that Employee is required to perform additional services during the term of the Employment Agreement; and

         WHEREAS, the parties to this Amendment desire to clarify the terms of the Employment Agreement applicable to such parties from and after the Amendment Date.

         In consideration of the mutual agreements, covenants and considerations contained herein, the parties hereto agree as follows:

                                    AGREEMENT

         1.   AMENDMENTS

              a. All capitalized terms used herein without definition shall have the meanings given to them in the Employment Agreement.

              b. Section 3(d) of the Employment Agreement is amended and restated as follows:

         (d) Stage 2. Upon the expiration of Stage 1, the term of Employee's employment will be automatically extended until the earlier of (i) the first day of the first pay period that is at least 30 days after the Securities and Exchange Commission grants relief to the Company from making filings under the Securities Exchange Act of 1934, as amended (ii) the final distribution to the Company's shareholders or (iii) termination by either party in accordance with
Section 7 or Section 9 of this Agreement.

              c. Section 4(a) of the Employment Agreement is amended and restated as follows:

         (a) Base. From the Amendment Date until the Expiration Date, the Company shall pay to the Employee an annualized base salary of $140,000 (the "Base

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Compensation"), payable in equal installments, but no less often than semi-monthly. If this Agreement is terminated for any reason prior to the Expiration Date, the Company shall pay to the Employee his Base Compensation earned to the date of termination.

2.       RATIFICATION

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Employment Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Employment Agreement are ratified and confirmed and shall continue in full force and effect. The parties to this Amendment agree that the Employment Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

3. MISCELLANEOUS

              a. The Employment Agreement and any and all other agreements, documents, or instruments now or hereinafter executed and delivered pursuant to the terms hereof or thereof, are hereby amended so that any reference to the Employment Agreement shall mean a reference to the Employment Agreement as amended hereby.

              b. In case any provision in this Amendment shall be invalid, illegal or unenforceable, to the extent permitted by applicable law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              c. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, OTHER THAN SUCH LAWS, RULES, REGULATIONS AND CASE LAW THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF COLORADO.

              d. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile.

              e. The Employment Agreement as amended by this Amendment constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes any prior agreements (both oral and/or written) and understandings relating thereto. This Amendment may be modified or amended only upon written consent of the parties hereto.

                                  * * * * * * *
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         IN WITNESS WHEREOF, this Amendment has been signed on behalf of each of the parties hereto as of the date first above written.


THE COMPANY

CHADMOORE WIRELESS GROUP, INC.


By:ROBERT W. MOORE
   ----------------------------------------
   Robert W. Moore, Chief Executive Officer


EMPLOYEE



/s/STEPHEN RADUSCH
-------------------------------------------
Stephen Radusch